EXECUTION VERSION
                                                                  EXHIBIT 10.5.3

                                    GUARANTY

      GUARANTY, dated as of August 31, 2005 (as amended from time to time, this "Guaranty"), made by AMERICAN HOME MORTGAGE INVESTMENT CORP., a Maryland corporation ("Guarantor"), in favor of GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("Buyer").

                                    RECITALS

      Reference is made to that certain Master Repurchase Agreement dated as of August 31, 2005 (as amended from time to time, the "Repurchase Agreement"), by and among American Home Mortgage Acceptance, Inc., a Maryland corporation, and American Home Mortgage Corp., a New York corporation (each a "Seller", and collectively "Sellers), and Buyer, pursuant to which Buyer agreed to enter into transactions with Sellers upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of Buyer to enter into Transactions that Guarantor execute and deliver to Buyer this Guaranty.

      Now, therefore, in consideration of the premises and to induce Buyer to enter into the Repurchase Agreement and engage in Transactions with Sellers, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees to guarantee Sellers' obligations under the Repurchase Agreement, as may be amended from time to time.

      1. Defined Terms.

      (a) Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.

      (b) "Obligations" shall mean all obligations and liabilities of Sellers to Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, or whether for payment or for performance (including, without limitation, Price Differential accruing after the Repurchase Date for the Transactions and Price Differential accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Seller, whether or not a claim for post filing or post petition interest is allowed in such proceeding), which may arise under, or out of or in connection with the Facility Documents, whether on account of Repurchase Price, Price Differential, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to Buyer that are required to be paid by any Seller pursuant to the terms of such documents) or otherwise.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Guaranty.


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      (a) Guarantor hereby, unconditionally and irrevocably, guarantees to Buyer and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

      (b) Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty.

      (c) No payment or payments made by any Seller, Guarantor, any other guarantor or any other Person or received or collected by Buyer from any Seller, Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by Guarantor in respect of the Obligations or payments received or collected from Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of Guarantor hereunder until the Obligations are paid in full and the Repurchase Agreement is terminated.

      (d) Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Buyer on account of its liability hereunder, it will notify Buyer in writing that such payment is made under this Guaranty for such purpose.

      3. Right of Set-off. Upon the occurrence of any Event of Default, Guarantor hereby irrevocably authorizes Buyer at any time and from time to time without notice to Guarantor, any such notice being expressly waived by Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer to or for the credit or the account of Guarantor, or any part thereof in such amounts as Buyer may elect, against and on account of the obligations and liabilities of Guarantor to Buyer hereunder and claims of every nature and description of Buyer against Guarantor, in any currency, whether arising hereunder, under the Repurchase Agreement, any promissory note, or otherwise, as Buyer may elect, whether or not Buyer has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Buyer shall notify Guarantor promptly of any such set-off and the application made by Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Buyer under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Buyer may have.

      4. No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Buyer, Guarantor shall not be entitled to be subrogated to any of the rights of Buyer against any Seller or any other guarantor or any collateral security or guarantee or right of offset held by Buyer for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from any Seller or any other guarantor in respect of payments made by Guarantor hereunder, until all amounts owing to Buyer by each Seller on account of the Obligations are paid in full and the Repurchase Agreement is terminated. Guarantor hereby subordinates all of its subrogation rights against each Seller to the full payment of Obligations due Buyer under the Repurchase Agreement for a period of 91 days following the final payment of the last of all of the Obligations under the Facility Documents. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have


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been paid in full, such amount shall be held by Guarantor in trust for Buyer, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Buyer in the exact form received by Guarantor (duly indorsed by Guarantor to Buyer, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Buyer may determine.

      5. Amendments, Etc. with Respect to the Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by Buyer may be rescinded by Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and the Facility Documents may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Sellers or any other guarantor, and any failure by Buyer to make any such demand or to collect any payments from Sellers or any such other guarantor or any release of Sellers or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      6. Guaranty Absolute and Unconditional.

      (a) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between each Seller and Guarantor, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

      (b) Guarantor hereby expressly waives all set-offs and counterclaims and all diligence, presentments, demands for payment, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of sale, notice of default or nonpayment to or upon each Seller or Guarantor, surrender or other handling or disposition of assets subject to the Repurchase Agreement, any requirement that Buyer exhaust any right, power or remedy or take any action against Sellers or against any assets subject to the Repurchase Agreement, and other formalities of any kind.

      (c) Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of the Repurchase Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Sellers against Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Sellers or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Seller from its Obligations, or of Guarantor from this Guaranty, in bankruptcy or in any other instance.


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      (d) When pursuing its rights and remedies hereunder against Guarantor,
Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against Sellers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Sellers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against Guarantor.

      (e) This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of Guarantor under this Guaranty shall have been satisfied by payment in full and the Repurchase Agreement shall be terminated, notwithstanding that from time to time prior thereto any Seller may be free from any Obligations.

      (f) Guarantor waives, to the fullest extent permitted by applicable law, all defenses of surety to which it may be entitled by statute or otherwise.

      7. Reinstatement. The obligations of Guarantor under this Guaranty, and this Guaranty, shall continue to be effective, or be reinstated, as the case may be, and be continued in full force and effect, if at any time any payment, or any part thereof, of any of the Obligations is rescinded, invalidated, declared fraudulent or preferentially set aside or must otherwise be restored, returned or repaid by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Seller or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Seller or Guarantor or any substantial part of its or their property, or for any other reason, all as though such payments had not been made.

      8. Payments. Guarantor hereby guarantees that payments hereunder will be paid to Buyer without set-off or counterclaim in U.S. Dollars.

      9. Event of Default. If an Event of Default shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and Buyer, the Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against any Seller and that, in the event of any such declaration (or attempted declaration), such Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.

      10. Representations and Warranties; Covenants.

      (a) Guarantor represents and warrants that (i) it is duly authorized to execute and deliver this Guaranty, to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (ii) the person signing this Guaranty on its behalf is duly authorized to do so on its behalf; (iii) this Guaranty is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar debtor/creditor laws and general principles of equity and public policy, (iv) no approval, consent or authorization of this Guaranty from any federal, state, or local regulatory authority having jurisdiction over it is required or, if required, such approval, consent or authorization has been or will be obtained, prior to the initial Transaction; (v) the execution, delivery, and performance of this Guaranty will not violate any law, regulation, order, judgment, decree, ordinance, charter, by law, or rule applicable to it or its property or


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constitute a default (or an event which, with notice or lapse of time, or both would constitute a default) under or result in a breach of any material agreement or other material instrument by which it is bound or by which any of its assets are affected; (vi) it has received approval and authorization to enter into this Guaranty pursuant to its internal policies and procedures; (vii) this Guaranty is not entered into in contemplation of insolvency or with intent to hinder, delay or defraud any creditor; and (viii) it has examined and comprehends the Facility Documents in their entirety.

      (b) Guarantor represents, warrants and covenants to Buyer that as of the date of this Guaranty and as of the date of any Transaction under the Repurchase Agreement and at all times while this Guaranty and any Transaction under the Repurchase Agreement are in effect or there are Obligations outstanding:

            (i) Performance of Guaranty. Guarantor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Guaranty on its part to be performed;

            (ii) Guarantor Not Insolvent. Guarantor is not, and with the passage of time does not expect to become, insolvent and is not contemplating the commencement of any isolvency; and

            (iii) Ownership of Seller. Guarantor is now, and will remain, the direct or indirect owner of all of the capital stock and other beneficial interests in each Seller.

      (c) Guarantor covenants and agrees that it shall not consolidate with or merge into, or transfer all or substantially all of its assets to, another entity (or permit the occurrence of same) unless the resulting surviving or transferee entity (i) is a corporation organized under the laws of the United States of America or political subdivision thereof; (ii) assumes all the obligations of Guarantor under this Agreement pursuant to an agreement reasonably satisfactory to Buyer or by law; (iii) such merger, consolidation or asset transfer has received the prior written approval of the regulatory authorities having jurisdiction over such transaction; and (iv) Buyer receives as part of the aforementioned agreement assurances from such entity prior to the proposed merger, consolidation or asset acquisition, reasonably satisfactory to Buyer, that such entity would not, following such proposed transaction, present an unacceptable credit risk to Buyer and would be an entity able to faithfully perform under the terms of this Guaranty.

      11. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages of the Repurchase Agreement, or, with respect to Guarantor, at the "Address for Notices" specified below its name on the signature page hereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      12. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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      13. Integration. This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by Buyer relative to the subject matter hereof or thereof not reflected herein or therein.

      14. Amendments in Writing; No Waiver; Cumulative Remedies.

      (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Buyer, provided that any provision of this Guaranty may be waived by Buyer.

      (b) Buyer shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      15. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      16. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Buyer and its successors and assigns. This Guaranty may not be assigned by Guarantor without the express written consent of Buyer. Buyer may from time to time assign all or a portion of its rights and obligations under this Guaranty; provided that if such assignment is to a Person that is not an Affiliate of Buyer and no Default shall have occurred and be continuing, any such assignment shall be subject to the prior written consent of Guarantor, which consent shall not be unreasonably withheld, delayed or conditioned.

      17. Governing Law. This Guaranty shall be governed by New York law without reference to its choice of law doctrine.

      18. SUBMISSION TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE


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      VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH
      ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH BUYER SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

      19. WAIVER OF JURY TRIAL. EACH OF GUARANTOR AND BUYER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER REPURCHASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                            [SIGNATURE PAGE FOLLOWS]



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      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


GUARANTOR:                                   Address for Notices to Guarantor:

AMERICAN HOME MORTGAGE INVESTMENT CORP.,     American Home Mortgage Investment
a Maryland corporation                       Corp.
                                             538 Broadhollow Road
                                             Melville, New York 11747
                                             Attention: Alan B. Horn
                                             Facsimile No.: 800-209-7276
By:  /s/ Stephen A. Hozie                    Telephone No.: 516-396-7703
    -----------------------------
Name: Stephen A. Hozie
Title: Executive Vice President and Chief
Financial Officer


                      SIGNATURE PAGE TO GUARANTY AGREEMENT